Table of Contents

Letter from the Chairman                  1
Fund Manager's Overview                   3
Fund Manager's Profile                    4
Performance Summary                       5
Portfolio Concentration                   6
Fund Facts                                6
Portfolio of Investments                  7
Financial Statements                      9
Notes to Financial Statements            15
Trustees and Officers                    21

-------------------------------------------------------------------------------
Highlights

[bullet] Class A shares of the Fund provided a total return of -1.07% over the past six months, while the total return on Class B shares was -1.44%. Both of these returns reflect net asset value. The Lehman Brothers Government/Mortgage Index declined by -0.42% over the same period.

[bullet] The Fund's interest rate sensitivity has been decreased to help protect principal in a rising interest rate environment.

[bullet] The Fund's portfolio duration (a measure of interest rate sensitivity) is currently 4.6 years, approximately equivalent to that of a five-year U.S. Treasury security.

[bullet]  The Fund is 40% invested in mortgage-backed pass-through securities, a sector we favor due to lower levels of price sensitivity and their yield advantage versus Treasury securities.
-------------------------------------------------------------------------------

Letter from the Chairman

Dear Shareholders:

[Photo: A. Keith Brodkin]

With over half of 1996 behind us, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations so far this year, and we now expect growth for all of 1996 could exceed 2.5%. Although the individual consumer appears to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. However, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations.

   In the bond market, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of economic growth and, particularly, of higher inflation continue, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond market traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income market began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income market are equitably valued.

   Finally, you may notice, this shareholders' report incorporates a number of changes which we hope you will find informative and useful. Following the Fund Manager's Overview, we have added new information on the

Fund's holdings, including charts illustrating the portfolio's concentration in the investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

September 17, 1996

Fund Manager's Overview

Dear Shareholders:

[Photo: Steven E. Nothern]

During the six-month period ended August 31, 1996, the fixed-income market saw increased volatility and a return to somewhat higher interest rates as the economy shifted from the anemic growth of winter to robust growth during spring and summer. With stronger growth, the fixed-income market began to respond negatively to the possibility that relatively higher levels of resource utilization might trigger inflationary bottlenecks, leading the Federal Reserve Board to reverse course and begin raising short-term interest rates. Two-year U.S. Treasury yields, which were at 5.42% at the end of February 1996, increased to 6.33% by August 31, 1996, while yields on 10-year Treasury securities increased from 6.10% to 6.95%. An investment in two-year U.S. Treasuries over this period would have provided a total return of 1.50%, while an investment in 10-year U.S. Treasury securities would have produced a total return of -2.50%.

   During this period, Class A shares of the Fund provided a total return of -1.07%, while the total return on Class B shares was -1.44%. Both of these returns assume the reinvestment of distributions but exclude the effects of any sales charges. During the same period, the Lehman Brothers Government/Mortgage Index (the Lehman Index), an unmanaged index of Treasury, government-agency, and mortgage-backed securities, decreased by -0.42%.

   The most significant portfolio shift since February has been a decrease in overall interest rate sensitivity -- a shift undertaken in order to protect principal in the rising interest rate environment. The Fund's portfolio duration (a measure of interest rate sensitivity) is currently 4.6 years (down from over 6 years), approximately equivalent to the duration of a five-year Treasury and to that of the Lehman Index. Our overall inflation outlook has not changed. We continue to see a structurally healthy economy rather than one that is overheating due to excessive demand. Pipeline inflation pressures look muted, and we are unconvinced that the pickup in wages poses a clear inflation risk. But we also remain sensitive to the role of inflationary expectations and Federal Reserve credibility in the inflation process. Especially if the core Consumer Price Index were to show signs of tilting upward, the Federal Reserve would likely feel compelled to tighten monetary conditions. Consequently, we anticipate maintaining a neutral to defensive overall interest rate exposure in the portfolio until uncertainties surrounding Federal Reserve policies are resolved.

   In terms of sector allocations, the portfolio is currently 38% invested in mortgage-backed pass-through securities. We have been in favor of an overweighting in this sector due to lower levels of price sensitivity, the substantial yield advantage versus Treasury securities, and our positive supply/ demand outlook for this sector over the remainder of the year. The portfolio contains both 15-year and 30-year agency pass-throughs, but currently no collateralized mortgage obligations (CMOs). The levels of new originations for 15-year pass-throughs have been extremely low and their yields are approximately 0.75% greater than those of five-year Treasuries. We remain optimistic about this sector. Yields on 30-year issues are approximately 1.10% greater than those of 10-year Treasuries. New issuance continues to be light, and spreads this year have traded in a very narrow range.

   While banks and insurance companies have not been large buyers in this year's market, marginal buyers have been found among international accounts as well as federal agencies. The majority of the 30-year issues held by the portfolio are 7% and 7.5% coupons, so the possibility of refinancing has not had an influence on the price performance of these lower coupon issues. Since we expect the housing market to slow as interest rates increase, we believe the supply/demand picture should remain favorable. It would take a substantial (approximately 0.50%) decline in 10-year Treasury rates for the mortgage sector to underperform the Treasury universe. However the principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity.

   The Fund remains substantially invested in government-sponsored or agency securities, as we have been able to add attractive incremental yield to the portfolio in this sector as well. Our ability to invest in government-agency, Treasury, and mortgage-backed securities within a range of maturities has proven helpful in this rapidly changing environment. As always, we maintain our commitment to seek competitive returns over the long term.

Respectfully,

/s/ Steven E. Nothern

Steven E. Nothern
Fund Manager


-------------------------------------------------------------------------------
Fund Manager's Profile

Steven Nothern began his career at MFS in 1986 in the Fixed Income
Department. A graduate of Middlebury College and Boston University's
Graduate School of Management, he was named Assistant Vice President in
1987, Vice President in 1989, and Senior Vice President in 1993. In
1991, he became Fund Manager of MFS Government Securities Fund. Mr.
Nothern is a Chartered Financial Analyst (C.F.A.).
-------------------------------------------------------------------------------

Performance Summary

Because mutual funds like MFS Government Securities Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for Class A, Class B, and Class C shares for the applicable time periods. Performance results reflect applicable expense subsidies and waivers, without which performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Average Annual and Cumulative Total Rates of Return

Class A Investment Results
(net asset value change including reinvested distributions)

                                6 Months    1 Year   5 Years    10 Years
--------------------------------------------------------------------------
Cumulative Total Return          -1.07%     +2.65%    +40.52%    +99.49%
--------------------------------------------------------------------------
Average Annual Total Return      --         +2.65%     +7.04%     +7.15%
--------------------------------------------------------------------------

The average annual total returns, calculated for the period ended as of the most recent calendar quarter as required by the Securities and Exchange Commission (the SEC), with all distributions reinvested and reflecting the maximum sales charge of 4.75% on the initial investment for the 1-, 5-, and 10-year periods ended June 30, 1996, were -1.27%, +6.73%, and +7.00%, respectively.

Class B Investment Results
(net asset value change including reinvested distributions)

                                6 Months    1 Year   5 Years    10 Years
--------------------------------------------------------------------------
Cumulative Total Return          -1.44%     +1.92%    +37.52%    +95.25%
--------------------------------------------------------------------------
Average Annual Total Return      --         +1.92%     +6.58%     +6.92%
--------------------------------------------------------------------------
SEC                              --         -0.88%     +7.03%     +7.30%
--------------------------------------------------------------------------

Class C Investment Results
(net asset value change including reinvested distributions)

                                6 Months    1 Year   5 Years    10 Years
--------------------------------------------------------------------------
Cumulative Total Return          -1.43%     +2.28%    +39.99%    +98.75%
--------------------------------------------------------------------------
Average Annual Total Return      --         +2.28%     +6.96%     +7.11%
--------------------------------------------------------------------------
SEC                              --         +2.37%     +7.71%     +7.49%
--------------------------------------------------------------------------

All results represent past performance and are not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class B SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C shares redeemed within 12 months of purchase will be subject to a 1%

CDSC. See the prospectus for details. Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on August 30, 1993 and of Class C shares on April 1, 1996. Sales charges and operating expenses for Class A, Class B, and Class C shares differ.

Portfolio Concentration as of August 31, 1996

--------------------------------------------------------------------------------
[Pie Chart]

Largest Sectors

Mortgage-Backed Securities              38%
Treasuries                              38%
Other Government Agencies               22%
Cash                                     2%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Fund Facts

Strategy:               The Fund's investment objective is to seek current
                        income and preservation of capital.
Commencement of
investment operations:  July 25, 1984

Size:                   $427.5 million as of August 31, 1996
--------------------------------------------------------------------------------

Portfolio of Investments (Unaudited) -- August 31, 1996

Bonds - 96.6%
 -----------------------------------------------------------------------------
                                              Principal Amount
Issuer                                         (000 Omitted)        Value
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation - 8.1%
FHLMC, 6.5s, 2026                                 $11,918        $11,031,868
FHLMC, 7.5s, 2025                                  21,853         21,368,087
FHLMC, 9s, 2001 - 2006                              2,176          2,250,758
                                                                --------------
                                                                 $34,650,713
-----------------------------------------------------------------------------
Federal National Mortgage Association - 9.3%
FNMA, 7s, 2026                                    $12,197        $11,606,151
FNMA, 7.5s, 2009 - 2011                            14,955         14,936,422
FNMA, 8.46s, 2002                                   5,720          5,848,654
FNMA, 8.5s, 2001 - 2010                             7,262          7,498,274
FNMA, 9s, 2001 - 2007                                 167            172,866
                                                                --------------
                                                                 $40,062,367
-----------------------------------------------------------------------------
Financing Corporation - 12.7%
FICO, 10.7s, 2017                                 $20,790        $27,536,979
FICO, 9.8s, 2018                                   16,500         20,320,740
FICO, 10.35s, 2018                                  5,000          6,455,450
                                                                --------------
                                                                 $54,313,169
-----------------------------------------------------------------------------
Government National Mortgage Association - 20.1%
GNMA, 7s, 2022 - 2025                             $46,793        $44,379,875
GNMA, 7.5s, 2002 - 2023                            26,141         25,847,220
GNMA, 8.5s, 2001 - 2009                             9,406          9,747,428
GNMA, 9s, 2019 - 2024                               1,538          1,605,145
GNMA, 10.75s, 2016                                    379            422,707
GNMA, 11.5s, 2010 - 2019                            1,455          1,653,876
GNMA, 12s, 2013 - 2019                                840            972,052
GNMA, 12.5s, 2011                                   1,017          1,186,223
                                                                --------------
                                                                 $85,814,526
-----------------------------------------------------------------------------
Small Business Administration - 8.8%
SBA, 10.35s, 1997                                 $ 2,440        $ 2,510,287
SBA, 9.9s, 2008                                     1,190          1,294,059
SBA, 10.05s, 2008                                     505            551,339
SBA, 9.05s, 2009                                    2,387          2,527,118
SBA, 9.1s, 2009                                     3,293          3,496,147
SBA, 10.05s, 2009                                     878            963,756
SBA, 9.25s, 2010                                    3,045          3,259,234
SBA, 9.3s, 2010                                     4,660          5,006,593
SBA, 9.45s, 2010                                    7,622          8,216,929
SBA, 9.5s, 2010                                       299            324,019
SBA, 9.65s, 2010                                    1,522          1,652,044
SBA, 9.7s, 2010                                     1,400          1,520,864
SBA, 8.625s, 2011                                   3,925          4,116,837
SBA, 8.8s, 2011                                     1,984          2,099,621
                                                                --------------
                                                                 $37,538,847
-----------------------------------------------------------------------------
U.S. Treasury Obligations - 37.6%
U.S. Treasury Notes, 6s, 1999                     $30,000        $29,578,200
U.S. Treasury Notes, 9.125s, 1999                  17,000         18,086,470
U.S. Treasury Notes, 7.75s, 2000                   29,000         29,996,730

U.S. Treasury Notes, 6.625s, 2001                 $30,000       $ 29,868,600
U.S. Treasury Bonds, 12.75s, 2010                  16,250         22,440,275
U.S. Treasury Bonds, 11.25s, 2015                  21,750         30,626,610
                                                                --------------
                                                                $160,596,885
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $422,832,706)                     $412,976,507
-----------------------------------------------------------------------------
Repurchase Agreement - 0.4%
-----------------------------------------------------------------------------
Goldman Sachs, dated 8/30/96, due 9/03/96,
  total to be received $1,729,014 (secured
  by various U.S. Treasury and Federal
  Agency obligations in a jointly traded
  account), at Cost                               $ 1,728       $  1,728,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost,
  $424,560,706)                                                 $414,704,507

Other Assets, Less Liabilities - 3.0%                             12,754,566
-----------------------------------------------------------------------------
Net Assets - 100.0%                                             $427,459,073
-----------------------------------------------------------------------------

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities (Unaudited)
 -----------------------------------------------------------------------------
 August 31, 1996
 ------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $424,560,706)          $414,704,507
  Cash                                                                    781
  Receivable for Fund shares sold                                     360,300
  Receivable for investments sold                                   9,086,789
  Interest receivable                                               5,353,018
  Other assets                                                          5,118
                                                               ---------------
    Total assets                                                 $429,510,513
                                                               ---------------
Liabilities:
  Distributions payable                                          $      1,156
  Payable for Fund shares reacquired                                  325,608
  Payable for investments purchased                                 1,358,906
  Payable to affiliates -
   Management fee                                                       5,883
   Shareholder servicing agent fee                                      3,995
   Distribution fee                                                   203,156
  Accrued expenses and other liabilities                              152,736
                                                               ---------------
    Total liabilities                                            $  2,051,440
                                                               ---------------
Net assets                                                       $427,459,073
                                                               ---------------
Net assets consist of:
  Paid-in capital                                                $472,980,365
  Unrealized depreciation on investments                           (9,856,199)
  Accumulated net realized loss on investments                    (35,840,576)
  Accumulated undistributed net investment income                     175,483
                                                               ---------------
    Total                                                        $427,459,073
                                                               ---------------
Shares of beneficial interest outstanding                          46,184,039
                                                               ---------------
Class A shares:
  Net asset value per share
   (net assets of $303,127,659 / 32,740,450 shares of
   beneficial interest  outstanding)                                 $9.26
                                                               ---------------
  Offering price per share (100/95.25)                               $9.72
                                                               ---------------
Class B shares:
  Net asset value and offering price per share
   (net assets of $120,660,651 / 13,048,279 shares of
   beneficial interest outstanding)                                  $9.25
                                                               ---------------
Class C shares:
  Net asset value and offering price per share
   (net assets of $3,670,763 / 395,310 shares of beneficial
   interest outstanding)                                             $9.29
                                                               ---------------
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.


See notes to financial statements

Statement of Operations (Unaudited)
 -----------------------------------------------------------------------------
 Six Months Ended August 31, 1996
 -----------------------------------------------------------------------------
Net investment income:
  Interest income                                              $ 16,307,560
                                                             -----------------
  Expenses -
    Management fee                                             $    878,126
    Trustees' compensation                                           18,031
    Shareholder servicing agent fee (Class A)                       235,432
    Shareholder servicing agent fee (Class B)                       134,358
    Shareholder servicing agent fee (Class C)                         1,146
    Distribution and service fee (Class A)                          549,342
    Distribution and service fee (Class B)                          610,716
    Distribution and service fee (Class C)                            7,637
    Custodian fee                                                    89,559
    Postage                                                          62,873
    Printing                                                         21,283
    Auditing fees                                                    16,050
    Legal fees                                                        3,175
    Miscellaneous                                                   147,829
                                                             -----------------
      Total expenses                                           $  2,775,557
    Fees paid indirectly                                            (33,993)
    Reduction of expenses by investment adviser                    (331,150)
                                                             -----------------
      Net expenses                                             $  2,410,414
                                                             -----------------
        Net investment income                                  $ 13,897,146
                                                             -----------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions                     $(14,787,904)
  Change in unrealized depreciation on investments               (4,467,880)
                                                             -----------------
      Net realized and unrealized loss on investments          $(19,255,784)
                                                             -----------------
        Decrease in net assets from operations                 $ (5,358,638)
                                                             -----------------

See notes to financial statements

Statement of Changes in Net Assets
 -----------------------------------------------------------------------------
                                           Six Months Ended
                                            August 31, 1996      Year Ended
                                              (Unaudited)    February 29, 1996
------------------------------------------ ----------------  ------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                       $ 13,897,146      $  29,371,282
 Net realized gain (loss) on investments      (14,787,904)        21,953,585
 Net unrealized loss on investments            (4,467,880)        (1,577,449)
                                           ----------------  ------------------
  Increase (decrease) in net assets from
     operations                              $ (5,358,638)     $  49,747,418
                                           ----------------  ------------------
Distributions declared to shareholders -
 From net investment income (Class A)        $(10,192,563)     $ (22,143,801)
 From net investment income (Class B)          (3,516,982)        (7,225,640)
 From net investment income (Class C)             (37,509)           --
                                           ----------------  ------------------
  Total distributions declared to
  shareholders                               $(13,747,054)     $ (29,369,441)
                                           ----------------  ------------------
Fund share (principal) transactions -
 Net proceeds from sale of shares            $ 44,028,143      $ 127,188,219
 Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                                 8,677,277         18,255,772
 Cost of shares reacquired                    (53,801,170)      (141,455,811)
                                           ----------------  ------------------
  Increase (decrease) in net assets from
   Fund share transactions                   $ (1,095,750)     $   3,988,180
                                           ----------------  ------------------
    Total increase (decrease) in net
  assets                                     $(20,201,442)     $  24,366,157
Net assets:
 At beginning of period                       447,660,515        423,294,358
                                           ----------------  ------------------
 At end of period (including accumulated
   undistributed net investment income of
   $175,483 and $25,391, respectively)       $427,459,073      $ 447,660,515
                                           ----------------  ------------------

See notes to financial statements

Financial Highlights

 ----------------------------------------------------------------------------------------------------
                                                 Six                                           Eleven
                                        Months Ended      Year Ended                     Months Ended
                                          August 31,    February 29,    February 28,     February 28,
                                                1996 -------------------------------  ---------------
                                         (Unaudited)            1996            1995             1994
 -------------------------------------------------- ---------------  ---------------  ---------------
                                             Class A
 -------------------------------------------------- ---------------  ---------------  ---------------
Per share data (for a share
  outstanding throughout each
  period):
Net asset value - beginning of
  period                               $      9.67     $      9.22     $      9.79     $     10.00
                                     -------------- ---------------  ---------------  ---------------
Income from investment operations# -
 Net investment income(S)              $      0.31     $      0.66     $      0.67     $      0.63
 Net realized and unrealized gain
  (loss) on investments                      (0.41)           0.45           (0.58)          (0.20)
                                     -------------- ---------------  ---------------  ---------------
  Total from investment operations     $     (0.10)    $      1.11     $      0.09     $      0.43
                                     -------------- ---------------  ---------------  ---------------
Less distributions declared to
  shareholders -
 From net investment income            $     (0.31)    $     (0.66)    $     (0.66)    $     (0.58)++++
 In excess of net realized gain on
    investments                             --              --              --               (0.06)
                                     -------------- ---------------  ---------------  ---------------
  Total distributions declared to
     shareholders                      $     (0.31)    $     (0.66)    $     (0.66)    $     (0.64)
                                     -------------- ---------------  ---------------  ---------------
Net asset value - end of period        $      9.26     $      9.67     $      9.22     $      9.79
                                     -------------- ---------------  ---------------  ---------------
Total return++                               (1.07)%+++       12.29%          1.21%           6.57%+
Ratios (to average daily net assets)/
   Supplemental data(S):
 Expenses##                                   0.91%+          0.84%           0.79%           0.68%+
 Net investment income                        6.55%+          6.83%           7.24%           6.83%+
Portfolio turnover                             194%            352%            385%            167%
Net assets at end of period
  (000 omitted)                           $303,128        $322,740        $318,116        $372,702

   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ++++Amount includes distribution in excess of net invesment income of less than $0.001 per share for the period indicated.
 (S)The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

Net investment income                     $   0.30      $   0.64      $   0.65      $   0.59
Ratios (to average net assets):
 Expenses##                                   1.07%+        1.05%         1.05%         1.17%+
 Net investment income                        6.40%+        6.62%         6.98%         6.34%+

See notes to financial statements

-----------------------------------------------------------------------------------------------
Year Ended March 31,                             1993         1992         1991        1990
-----------------------------------------------------------------------------------------------
                                                Class A
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 9.43       $ 9.29       $ 9.10      $ 9.05
                                               ----------- -----------  -----------------------
Income from investment operations -
 Net investment income                          $ 0.67       $ 0.75       $ 0.78      $ 0.82
 Net realized and unrealized gain on
  investments                                     0.60         0.14         0.19        0.04
                                               ----------- -----------  -----------------------
  Total from investment operations              $ 1.27       $ 0.89       $ 0.97      $ 0.86
                                               ----------- -----------  -----------------------
Less distributions declared to shareholders
 from net investment income                     $(0.70)      $(0.75)      $(0.78)     $(0.81)
                                               ----------- -----------  -----------------------
Net asset value - end of period                 $10.00       $ 9.43       $ 9.29      $ 9.10
                                               ----------- -----------  -----------------------
Total return++                                   13.94%        9.96%       11.13%       9.72%
Ratios (to average daily net
  assets)/Supplemental data:
 Expenses                                         1.20%        1.25%        1.28%       1.29%
 Net investment income                            7.18%        7.95%        8.56%       8.81%
Portfolio turnover                                 264%         270%          95%        260%
Net assets at end of period (000 omitted)     $356,735     $356,366     $323,612     $327,877

++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

Year Ended March 31,                             1989         1988         1987        1986
-----------------------------------------------------------------------------------------------
                                                Class A
-----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $ 9.56       $10.22       $10.53      $ 9.95
                                               ----------- -----------  -----------------------
Income from investment operations -
 Net investment income                          $ 0.86       $ 0.87       $ 0.94      $ 1.07
 Net realized and unrealized   gain (loss)
  on investments                                 (0.51)       (0.59)       (0.20)       0.68
                                               ----------- -----------  -----------------------
  Total from investment operations              $ 0.35       $ 0.28       $ 0.74      $ 1.75
                                               ----------- -----------  -----------------------
Less distributions declared to shareholders -
 From net investment income                     $(0.86)      $(0.88)      $(0.94)     $(1.08)
 In excess of net realized gain on
    investments                                   --          (0.06)       (0.11)      (0.09)
                                               ----------- -----------  -----------------------
  Total distributions declared to
  shareholders                                  $(0.86)      $(0.94)      $(1.05)     $(1.17)
                                               ----------- -----------  -----------------------
Net asset value - end of period                 $ 9.05       $ 9.56       $10.22      $10.53
                                               ----------- -----------  -----------------------
Total return++                                    3.84%        3.11%        7.48%      18.70%
Ratios (to average daily net
  assets)/Supplemental data:
 Expenses                                         1.40%        1.18%        1.18%       1.09%
 Net investment income                            9.25%        9.10%        9.14%      10.43%
Portfolio turnover                                 346%         417%         191%        128%
Net assets at end of period (000 omitted)     $348,617     $397,239     $487,975    $343,270

++Total returns for Class A shares do not include the applicable sales charge
  (except for reinvested dividends prior to October 1, 1989). If the charge had been included, the results would have been lower.

See notes to financial statements

 -------------------------------------------------------------------------------------------------------------------------
                                                Six Months
                                                     Ended                                                   Period Ended
                                                August 31,      Year Ended                    Period Ended     August 31,
                                                      1996    February 29,      February 28,  February 28,         1996**
                                               (Unaudited)  ------------------------------- ---------------   (Unaudited)
                                                   Class B            1996             1995           1994*       Class C
 -------------------------------------------- ---------------------------  ---------------- ---------------  -------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $ 9.66        $ 9.22           $ 9.78          $10.16          $10.00
                                              ---------------------------  ---------------- ---------------  -------------
Income from investment  operations# -
 Net investment income(S)                        $ 0.28        $ 0.59           $ 0.59          $ 0.30          $ 0.29
 Net realized and unrealized gain (loss) on
  investments                                     (0.42)         0.44            (0.56)          (0.43)          (0.73)
                                              ---------------------------  ---------------- ---------------  -------------
  Total from investment operations               $(0.14)       $ 1.03           $ 0.03          $(0.13)         $(0.44)
                                              ---------------------------  ---------------- ---------------  -------------
Less distributions declared to shareholders
 from net investment income                      $(0.27)       $(0.59)          $(0.59)         $(0.25)++++     $(0.27)
                                              ---------------------------  ---------------- ---------------  -------------
  Total distributions declared to
  shareholders                                   $(0.27)       $(0.59)          $(0.59)         $(0.25)         $(0.27)
                                              ---------------------------  ---------------- ---------------  -------------
Net asset value - end of period                  $ 9.25        $ 9.66           $ 9.22          $ 9.78          $ 9.29
                                              ---------------------------  ---------------- ---------------  -------------
Total return                                      (1.44)%+++    11.46%            0.57%          (1.29)%+        (0.42)%+++
Ratios (to average daily net
  assets)/Supplemental data(S):
 Expenses##                                        1.63%+        1.56%            1.51%           1.39%+          1.58%+
 Net investment income                             5.81%+        6.09%            6.52%           5.92%+          6.06%+
Portfolio turnover                                  194%          352%             385%            167%            194%
Net assets at end of period (000 omitted)      $120,661      $124,921         $105,178        $113,107          $3,671

   *For the period from the commencement of offering of Class B shares, August 30, 1993 to February 28, 1994.
  **For the period from the commencement of offering of Class C shares, April 1, 1996 to August 31, 1996.
   +Annualized.
 +++Not annualized.
   #Per share data for the periods subsequent to February 28, 1994 is based on average shares outstanding.
  ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
++++Amount includes distribution in excess of net invesment income of less than $0.001 per share for the period indicated.
 (S)The investment adviser did not impose a portion of its management fee for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

Net investment income                             $0.27         $0.57            $0.57           $0.28           $0.28
Ratios (to average net assets):
 Expenses##                                        1.78%+        1.77%            1.77%           1.87%+          1.73%+
 Net investment income                             5.66%+        5.88%            6.26%           5.44%+          5.91%+

See notes to financial statements

Notes to Financial Statements (Unaudited)

(1) Business and Organization

MFS Government Securities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the

Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over- distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

As of February 29, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,992,515 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on February 28, 1999 ($272,762) and February 29, 2003 ($20,719,753).

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution, and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate equal to the lesser of (i) 0.40% of average daily net assets or (ii) 0.25% of average daily net assets plus 3.40% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a preliminary reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $6,631 for the six months ended August 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $35,147 for the six months ended August 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $49,772 for the six months ended August 31, 1996. Fees incurred under the distribution plan during the six months ended August 31, 1996 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $18,476 and $0 for Class B and Class C shares, respectively, for the six months ended August 31, 1996. Fees incurred under the distribution plans during the six months ended August 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended August 31, 1996 were $590, $146,044, and $0 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22%, and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $793,467,881 and $794,539,441, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                          $424,560,706
                                      ================
Gross unrealized depreciation           $(10,926,678)
Gross unrealized appreciation              1,070,479
                                      ----------------
   Net unrealized depreciation          $ (9,856,199)
                                      ================

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

 Class A Shares                            Six Months Ended                  Year Ended
                                            August 31, 1996               February 29, 1996
                                    ------------------------------  ------------------------------
                                        Shares          Amount         Shares          Amount
----------------------------------- -------------- --------------- --------------  ---------------
Shares sold                            2,318,084     $ 21,766,287     5,924,628     $ 57,343,342
Shares issued to shareholders in
  reinvestment of distributions          679,470        6,400,617     1,417,405       13,598,580
Shares reacquired                     (3,632,473)     (34,046,624)   (8,453,776)     (81,475,284)
                                    -------------- --------------- --------------  ---------------
 Net decrease                           (634,919)    $ (5,879,720)   (1,111,743)    $(10,533,362)
                                    -------------- --------------- --------------  ---------------

 Class B Shares                            Six Months Ended                  Year Ended
                                            August 31, 1996               February 29, 1996
                                    ------------------------------  ------------------------------
                                        Shares          Amount         Shares          Amount
----------------------------------- -------------- --------------- --------------  ---------------
Shares sold                            1,973,163     $ 18,539,237     7,243,533     $ 69,844,877
Shares issued to shareholders in
  reinvestment of distributions          238,121        2,242,014       485,387        4,657,192
Shares reacquired                     (2,097,041)     (19,691,994)   (6,202,442)     (59,980,527)
                                    -------------- --------------- --------------  ---------------
 Net increase (decrease)                 114,243     $  1,089,257     1,526,478     $ 14,521,542
                                    -------------- --------------- --------------  ---------------

 Class C Shares                           Period Ended
                                        August 31, 1996*
                                     -----------------------
                                      Shares      Amount
----------------------------------------------------------------------------------------
Shares sold                          398,318    $3,722,619
Shares issued to shareholders in
  reinvestment of distributions        3,700        34,646
Shares reacquired                     (6,708)      (62,552)
                                     --------- -------------
 Net increase                        395,310    $3,694,713
                                     --------- -------------

*For the period from the commencement of offering Class C shares, April 1, 1996 to August 31, 1996.

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended August 31, 1996 was $2,159.

                        ------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Government Securities Fund

Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises

Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of
Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,
Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American
Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Fund Manager
Steven E. Nothern*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime
from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For current account service, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

Web Site
http://www.mfs.com

DALBAR SEAL

  [Dalbar seal:]             For the second year in a
-------------------          row, MFS earned a #1
   MFS Rated #1              ranking in DALBAR,
 TOP-RATED SERVICE           Inc.'s Broker/Dealer
-------------------          Survey, Main Office
                             Operations Service
                             Quality category. The
                             Firm achieved a 3.49
overall score -- on a scale of 1 to r -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of trnasaction processing," and "overall ease of doing business with the firm." The 1996 survey results were not available at the time of this printing.

                                     [Dalbar seal:]
MFS(R)                             -------------------
Government                            MFS Rated #1
Securities                          TOP-RATED SERVICE
Fund                               -------------------

500 Boylston Street
Boston, MA 02116

[MFS logo]
INVESTMENT MANAGEMENT

We invented the mutual fund(SM)


(C) 1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116



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[Front Cover]

[MFS logo]
INVESTMENT MANAGEMENT

We invented the mutual fund(SM)

MFS(R) Government Securities Fund

[Photo: two men speaking]


Semiannual Report
August 31, 1996